SUPPLEMENT TO THE INSURED SERIES POLICY
                  LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICY
                          PROSPECTUS DATED MAY 1, 2001





1. The last sentence in the first paragraph under the section entitled "Premiums" on page 8 is hereby deleted and replaced with the following:

            We have a $600 minimum annual premium requirement for issue ages 15 and over and a $300 minimum annual premium requirement for issue ages 0-14 (which does not include additional premiums for any riders that you may select other than Waiver of Premium).

2. The first sentence in the second paragraph under the section entitled "The Frequency Of Your Payments" on page 8 is hereby deleted and replaced with the following:

            You may choose to pay your premiums on an annual, semi-annual, quarterly or monthly due date measured from the date of issue of the Policy (unless the annual premium is less than $600 in which case you must pay on an annual basis).

3. The first sentence in the first paragraph under the section entitled "12 Year Level Term Rider" on page 17 is hereby deleted and replaced with the following:

            You may elect to obtain a 12 year level term insurance rider where the insured is age 18 to 58 for an amount equal to (1) the Policy face amount, (2) two times the Policy face amount, or (3) three times the Policy face amount.

4. References to the First Financial Savings Bank, S.L.A., on page 24 are hereby deleted and replaced with the following:

            First Investors Federal Savings Bank

THIS SUPPLEMENT IS DATED JULY 25, 2001.

ISPJUL1